                                                                   EXHIBIT 10(y)



                              SETTLEMENT AGREEMENT

THIS AGREEMENT is made as of December 29, 1995, among SUNMEDIA, INC., a Florida corporation, whose mailing address is 9102 N. Meridian Street, Suite 545, Indianapolis, Indiana 46260 ("Borrower"), SUNGROUP, INC., an Indiana corporation, whose mailing address is 9102 N. Meridian Street, Suite 545, Indianapolis, Indiana 46260 ("Guarantor" and, collectively with Borrower, the "Obligors") and FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER OF THE NATIONAL BANK OF WASHINGTON, with an office at 500 West Monroe Street, Suite 3200, Chicago, Illinois 60661 ("FDIC").

WHEREAS:

Borrower is indebted to FDIC in the amount of Five Million Two Hundred Eighty Seven Thousand Eight Hundred Ninety two Dollars and 35/100 ($5,287,892.35) as of December 29, 1995, which is comprised of the following (the "Indebtedness"):

      LOAN OR

      ASSET NO.           PRINCIPAL  +  INTEREST     =    TOTAL

   4257501291801          3,500,000     1,787,892.35   5,287,892.35

                                                               0.00

 TOTAL                                                $5,287,892.35

The Indebtedness is evidenced and secured by the documents collectively attached as Exhibit "A"; and

In order to provide for the settlement of this matter and the payment of a certain portion of said Indebtedness, FDIC and Obligors have entered into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Obligors jointly and severally and FDIC, each for themselves and their respective successors and assigns, agree as follows:

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

1.   Payment.

     (a) Obligors, and each of them, shall resolve the Indebtedness in the following manner:

         (i) Obligors shall execute and deliver this Agreement to the FDIC on or before December 29, 1995.

         (ii) Obligors shall sell all of the assets tangible, real, personal, or mixed, used and/or useful in the operation of Radio Station WOWW, licensed to Pensacola, Florida, including all land, buildings, tower and equipment to a nonaffiliated third party (the "Purchaser") for a cash price of not less than $2,300,000 (the "Sale").

         (iii) FDIC is to receive all sales proceeds from the Sale less customary closing costs of no more than 10% of the sale price of the Sale with a minimum settlement amount to be no less than $2,070,000.00. If the customary closing costs exceed 10% of the sales price of the Sale, then, the Obligors jointly and severally shall pay all such excess closing costs, which excess closing costs are not to be deducted from the sales proceeds from the Sale. If the net sales proceeds from the Sale exceed $2,100,000, then, the Guarantor shall be entitled to retain 50% of such excess net sales proceeds. The remaining 50% of such excess net sales proceeds will be delivered to the FDIC. All sales proceeds due the FDIC from the Sale are designated as the "Settlement Amount". The Obligors agree to delivery to the FDIC a closing statement for the Sale which statement shall be approved by the FDIC prior to closing of the Sale.

         (iv) Concurrently with the execution of this Agreement, Obligors shall jointly and severally execute a stipulation for an agreed judgment to be entered in favor of the FDIC for all of the principal and accrued interest, including incurred attorneys' fees and expenses, owed to the FDIC based upon Count III and Count IV of the action entitled Federal Deposit Insurance Corporation as Receiver of The National Bank of Washington vs. SunMedia, Inc., et al. , currently pending in the United States District Court for the Northern District of Florida, Pensacola Division, Case No. 9530178RV (the "Judgment"). Obligors and FDIC agree that after the Judgment is approved by the United States District Court Judge, through the issuance of any appropriate orders, and entered of record (collectively, the "Judgment Documents"), the Judgment Documents shall be held by the FDIC's outside counsel, William B. McEachern, Jr., Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., Harborview Building, P.O. Box 12426, Pensacola, Florida 32582.

         (v) Concurrently with the execution of this Agreement, Obligors shall jointly and severally file an answer with the United States District Court of Florida, Pensacola Division, admitting the allegations of the FDIC in Count I, Count II and Count V of the action described in subparagraph l(a)(iv) (the "Answer").

         (vi) Concurrently with the execution of this Agreement, Obligors and FDIC will enter into a covenant not to execute (the "Covenant"), attached hereto as Exhibit "B". Pursuant to the Covenant, the FDIC will take no actions to record or otherwise execute on the Judgment or prosecute the action described in subparagraph l(a)(iv) for so long as the Obligors jointly and severally comply with the terms of this Agreement.

         (vii) Concurrently with the execution of this Agreement, Obligors will pay to the FDIC Seventy Five Thousand Dollars ($75,000) in certified funds. This $75,000 payment is a non-refundable Indebtedness payment. In the event the Sale is consummated, this Indebtedness payment will be credited against the net sales proceeds from the Sale to be received by the FDIC.

         (viii) Obligors shall be allowed 180 days after the execution of this Agreement to consummate the Sale and pay the Settlement Amount to the FDIC. As part of this Agreement, the FDIC will allow a longer period for closing the Sale, if the only cause for delay is final Federal Communications Commission ("FCC") approval for the renewal of the radio broadcasting license(s) for WOWW or the transfer of such license(s), provided, however, that such delay is beyond the power or ability of the Obligors or the Purchaser, to prevent, in the exercise by each party of good faith to consummate the Sale.

         (ix) Within 20 days after the execution of this Agreement, Obligors will pay to the FDIC Twenty Five Thousand Dollars ($25,000) in certified funds. This $25,000 payment is a non-refundable Indebtedness payment. In the event the Sale is consummated, this Indebtedness payment will be credited against the net sales proceeds from the Sale to be received by the FDIC.

         (x) Within 30 days from , Obligors shall deliver to the FDIC a fully executed and binding Purchase And Sale Agreement between Guarantor and/or Borrower and the Purchaser for the Sale

         (xi) Obligors warrant that the Purchaser for the Sale, shall, concurrently with the execution of the Purchase And Sale Agreement for the Sale, place at least 10% of the purchase price for the Sale in escrow (the "Down Payment") to insure the Purchaser's good faith and performance.

         (xii) Obligors warrant that the Down Payment is nonrefundable to the Purchaser unless Obligors breach the Purchase And Sale Agreement for the Sale or the FCC's approval for the Sale is not obtained. Obligors agree immediately upon the Purchaser's deposit of the Down Payment into escrow, to assign their rights and interests in the Down Payment to the FDIC and so notify the escrow agent and the Purchaser of such assignment.

         (xiii) Within 10 days after the execution of the Purchase And Sale Agreement for the Sale by Obligors and the Purchaser, Obligors and the Purchaser will file a request for the transfer of Radio Station WOWW's broadcasting license(s) with the FCC (the "Request"). Obligors shall provide a copy of the Request, which copy evidences the Request having been filed with the FCC, to the FDIC within 5 days after filing the Request with the FCC.

         (xiv) Obligors shall execute such additional documents as FDIC may require to facilitate and evidence the settlement hereunder.

         (xv) Obligors jointly and severally acknowledge and agree that once the Judgment is entered of record pursuant to sub-paragraph l(a)(iv) of this paragraph, 1) the Indebtedness, by operation of law, will be merged into the Judgment; and 2) the security for the Indebtedness as described in Exhibit "A" will remain as security for the Judgment.

     (b) Time is of the essence of all obligations of Obligors hereunder. If for any reason Obligors fail to perform all their obligations hereunder by the respective dates required for such performance, then this Agreement shall be null and void and any payments shall be applied to the Indebtedness

2. Release of FDIC. Obligors and each of them waive, and release and forever discharge FDIC, the Federal Deposit Insurance Corporation in its corporate and other capacities, and their respective officers, directors, employees, agents, servants, affiliates, representatives and attorneys, their successors and assigns, (collectively, "Released Parties") from, any and all rights, claims, suits, debts, covenants, contracts, controversies, agreements, liabilities, costs, expenses, losses, damages, demands, judgments, levies, executions, and/or causes of action of whatsoever kind or nature, whether known or unknown (collectively, "Claims") that any of the Obligors jointly or severally may have against any of the Released Parties, including without limitation Claims (i) arising out of any of the Released Parties' actions or inaction with respect to the Indebtedness or any security interest, lien or collateral in connection therewith as well as any and all Claims in the nature of rights of set-off, defenses, counterclaims and causes of action, including without limitation any defenses of waiver, laches and statutes of limitation or repose; (ii) all receivership and other Claims filed against FDIC, its predecessors (including The National Bank of Washington), its successors and assigns; and (iii) arising out of the litigation entitled Federal Deposit Insurance Corporation as Receiver of The National Bank of Washington vs. SunMedia Inc.. et al., currently pending in the United States District Court for the Northern District of Florida, Pensacola Division, Case No. 95-30178RV (the "Litigation"). Further, Obligors waive the defensive effect of, and shall not assert or raise as a defense to or in any action, the substance of any factual circumstances supporting any Claim waived and released herein. .

3. Covenant Not to Sue. Subject to all terms and conditions of this Agreement, and only so long as Obligors are in full compliance with this Agreement, FDIC shall not assert, commence or proceed against any Obligor with any claim or cause of action (i) to enforce or collect any of the Judgment or (ii) arising from any responsibilities, obligations, claims, demands, causes of action, costs, expenses, damages and/or liabilities directly related to the Judgment or the Litigation; provided, however, that the foregoing shall not apply to any knowing participation by any Obligor in any (i) violation of federal or state banking regulations, or (ii) breach of fiduciary duty by bank directors or officers.

4. Instruments. As soon as practical after receipt by FDIC of a) this Agreement executed by the Obligors; b) a file stamped copy of the Judgment Documents evidencing entry of record by the United States District Court; c) a file stamped copy of the Answer evidencing entry of record by the United States District Court; d) the Covenant executed by the Obligors; e) the $75,000 payment required by paragraph l(a)(vii); f) the $25,000 payment required by paragraph l(a)(ix); g) the Purchase And Sale Agreement required by paragraph l(a)(x); h) the assignment of the Down Payment required by paragraph l(a)(xii); i) the Request required by paragraph l(a)(xiii); and j) the Settlement Amount, FDIC shall return to Borrower all instruments in FDIC's possession evidencing the Indebtedness, which instruments shall be marked as subject to this Agreement.

5. Lien Releases. As soon as practical after receipt by FDIC of a) this Agreement executed by the Obligors; b) a file stamped copy of the Judgment Documents evidencing entry of record by the United States District Court; c) a file stamped copy of the Answer evidencing entry of record by the United States District Court; d) the Covenant executed by the Obligors; e) the $75,000 payment required by paragraph l(a)(vii); f) the $25,000 payment required by paragraph l(a)(ix); g) the Purchase And Sale Agreement required by paragraph l(a)(x); h) the assignment of the Down Payment required by paragraph l(a)(xii); i) the Request required by paragraph l(a)(xiii); and j) the Settlement Amount, FDIC shall deliver to Borrower documents prepared in accordance with paragraph 7, to discharge of record any liens, mortgages, security interests or encumbrances FDIC holds in or against any property belonging to Obligors or any of them, securing only the Indebtedness and now the Judgment (and no other obligations to FDIC).

6. Dismissal of Litigation. Subject to paragraph 3, FDIC shall, as soon as practical after receipt by FDIC of a) this Agreement executed by the Obligors;
b) a file stamped copy of the Judgment Documents evidencing entry of record by the United States District Court; c) a file stamped copy of the Answer evidencing entry of record by the United States District Court; d) the Covenant executed by the Obligors; e) the $75,000 payment required by paragraph l(a)(vii); f) the $25,000 payment required by paragraph l(a)(ix); g) the Purchase And Sale Agreement required by paragraph l(a)(x); h) the assignment of the Down Payment required by paragraph l(a)(xii); i) the Request required by paragraph l (a) (xiii); and (j) the Settlement Amount, cancel the Judgment, and dismiss (with prejudice) the Litigation. Upon cancellation of the Judgment and dismissal (with prejudice) of the Litigation, FDIC shall not assert, commence or proceed against any Obligor or any director, officer, employee or attorney of any Obligor, with any claim or cause of action (i) to enforce or collect any of the Judgment or (ii) arising from any responsibilities, obligations, claims, demands, causes of action, cost, expenses, damages and/or liabilities directly related to the Judgment or the Litigation; provided, however, that the forgoing shall not apply to any knowing participation by any Obligor, or any director, officer, employee or attorney of any Obligor, in any (i) violation of federal or state banking regulations, or (ii) breach of fiduciary duty by bank directors or officers, or (iii) fraudulent conduct.

7. Preparation of Documents. Obligors shall prepare and submit to FDIC all documents, filings and pleadings necessary to accomplish the releases and dismissals of record described in paragraphs 5 and 6. FDIC shall approve those documents that are in form and substance satisfactory to FDIC, in its sole discretion. FDIC shall be obligated to execute no such documents, filings or pleadings that may create any potential liability of FDIC. Obligors shall be responsible for any filing or recordation of any such documents, filings and pleadings, and for all related filing and recording taxes, fees and expenses.

8. Obligors' Representations and Warranties. Obligors jointly and severally represent and warrant to FDIC that:

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

     (a) None of Obligors nor any of their associates, affiliates or relatives
(i) is or was an employee of FDIC, the Federal Deposit Insurance Corporation in its corporate or any other capacity ("Corporation"), the Federal Savings and Loan Insurance Corporation in its corporate or any other capacity ("FSLIC") or Resolution Trust Corporation in its corporate or any other capacity ("RTC") or a family member of any employee of FDIC, the Corporation, FSLIC or RTC; (ii) is or was an obligor under the terms of any indebtedness to FDIC. the Corporation, FSLIC or RTC (other than the Indebtedness), or a family member or agent of any such obligor; (iii) is or was an officer, director, employee of, or otherwise affiliated with or interested in The National Bank of Washington; (iv) is now an obligor in default on any obligation (other than the Indebtedness) to FDIC, the Corporation, FSLIC or RTC or a family member or agent of any such defaulting obligor; or (v) is involved in any litigation with FDIC, the Corporation, FSLIC or RTC other then the subject Litigation.

     (b) None of Obligors nor any of their affiliates (i) has been convicted of a felony; (ii) is under investigation by a grand jury or similar body;
     (iii) has been removed from or prohibited from participating in the affairs of any insured depository institution; (iv) has demonstrated a pattern or practice of defalcation; or (v) has caused a substantial loss to federal deposit insurance funds (other than in connection with the Indebtedness).

     (c) Obligors have obtained their own independent tax advice regarding this Agreement and FDIC has made no representation regarding the tax or other consequences of this transaction. Obligors warrant that the numbers shown on the signature page hereof are the correct taxpayer identification numbers of the respective Obligors. Obligors acknowledge that FDIC may rely upon tax identification numbers to satisfy credit verification and legal reporting obligations.

     (d) Obligors acknowledge that persons who induce FDIC, RTC or the Corporation to enter into agreements based upon statements, documents or things known by such persons to be false, forged or counterfeit are subject under federal law to criminal penalties including fines and/or imprisonment.

     (e) All written financial information, including but not limited to that described in Exhibit C, provided to FDIC by any Obligor or any of their agents was, as of the stated date of such information, accurate and not materially misleading, and Obligors acknowledge that FDIC has specifically relied upon such information in reaching its decision to execute this Agreement.

     (f) Obligors have not, within five (5) years prior to the date hereof, transferred or disposed of any assets to avoid, elude, delay, hinder or frustrate the claims of FDIC. Further, during the 24 months before the date hereof, Obligors have not gratuitously nor for less than fair market value transferred or conveyed property (other than gifts having an aggregate value not in excess of One Thousand Dollars ($1,000), to family members). Obligors have disclosed to FDIC fully and accurately in writing any transaction during the last 24 months in which any Obligor has gratuitously or otherwise transferred or conveyed property with an aggregate appraised or book value of One Thousand Dollars ($1,000) or more at less than such appraised or book value.

9. Breach by Obligors. All covenants, restrictions and releases of record in favor of Obligors contemplated by this Agreement were induced by and are subject to the foregoing representations and warranties. In the event of any breach by any Obligor of any such representations and warranties or any other covenants herein (including payment obligations), then all restrictions upon enforcement of, and releases and dismissals in connection with, the Judgment, the Litigation and related liens otherwise herein set forth shall be void as if never granted, and FDIC is free to exercise any and all of its remedies in relation to the Judgment, the Litigation and its liens.

10. Power of Attorney. Obligors hereby grant an irrevocable power of attorney (acknowledged to be coupled with an interest) to FDIC to refile in the name and on behalf of any Obligor all lien filings, judgments and pleadings to the extent not expressly prohibited by this Agreement, granting to FDIC full authority to do every act whatsoever necessary or desirable to be done in order to effectuate this Agreement, as fully as Obligors could do, with full power of substitution and revocation, hereby ratifying and confirming all that FDIC shall lawfully do, or cause to be done, by virtue hereof.

11.  Condition. If:

     (a)  (reserved)

     (b) any portion or the Settlement Amount is required (i) by law, (ii) by court order, or (iii) by any settlement agreement executed by FDIC in connection with any litigation or asserted claims, to be repaid by FDIC to any Obligor, or any successor or trustee representing any Obligor or its property, or

     (c) FDIC for any reason (whether due to hereafter-arising legal proceedings or restraints or otherwise) is unable to retain and enjoy the full benefit of the Settlement Amount and every other covenant, agreement, representation and warranty set forth herein. then all restrictions upon enforcement, releases and dismissals of the Indebtedness, the Judgment, the Litigation and liens otherwise set forth herein shall be void as if never granted (other than crediting Settlement Amount payments retained).

12. Limitations. Obligors release and waive any statutes of limitation or similar defenses (and periods of accrual not yet ripened into a defense) with respect to the Indebtedness, the Judgment and the Litigation. To the extent permitted by law, Obligors hereby agree to waive and not to assert any hereafter arising statute of limitations or similar defense. If the foregoing waiver and agreement not to assert is unenforceable, and if any prohibition upon FDIC, or release or discharge of Obligors from any of the Indebtedness or the Judgment or the Litigation lapses or is void pursuant to any provision of this Agreement, then any statutes of limitation in respect of such Indebtedness or Judgment or Litigation shall be tolled for the period commencing on the date hereof through the date on which the lapsed or void status of the prohibition, release or discharge is discovered by FDIC.

13. Indemnification. Obligors shall jointly and severally defend, indemnify, and hold the Released Parties harmless from and against any and all claims and damages, fines, costs, forfeitures, amounts paid in settlement, judgments, expenses, charges, liabilities, penalties and losses of any nature whatsoever, now existing or hereafter arising, including attorneys' fees and expenses, in any way arising out of or connected with (i) any breach of Obligors' representations, warranties, covenants and agreements set forth herein; (ii) the Indebtedness or any collateral or other property securing the Indebtedness and now the Judgment or released to any Obligor hereunder; (iii) the Judgment; and (iv) the Litigation.

14. Guaranties. Guarantor acknowledges the effectiveness of its guaranty of the Indebtedness.

15. Full Accord. Obligors acknowledge that the restrictions on enforcement of the Indebtedness and the Judgment and the Litigation (including interest and other amounts hereafter accruing upon or in respect thereof) contained herein are conditioned upon FDIC's timely receipt of a) this Agreement executed by the Obligors; b) a file stamped copy of the Judgment Documents evidencing entry of record by the United States District Court; c) a file stamped copy of the Answer evidencing entry of record by the United States District Court; d) the Covenant executed by the Obligors; e) the $75,000 payment required by paragraph l(a)(vii); f) the $25,000 payment required by paragraph l(a)(ix); g) the Purchase And Sale Agreement required by paragraph l(a)(x); h) the assignment of the Down Payment required by paragraph l(a)(xii); i) the Request required by paragraph l(a)(xiii); j) the full Settlement Amount; and all other considerations and accords contemplated hereby. If any Obligor applies for or becomes subject to any legal action (including but not limited to voluntary or involuntary filing for relief under any chapter of Title 11, United States Code (Bankruptcy) on or before the ninetieth (9Oth) day after receipt by FDIC of the full Settlement Amount) that would tend to reduce, impair or delay FDIC's receipt or enjoyment of the full accord contemplated herein, then (i) this Agreement shall become null and void as of one day prior to such legal action or filing, (ii) Obligors and FDIC shall each revert to their respective positions (except that payments received by FDIC will be credited against Indebtedness) prior to the execution of this Agreement, and (iii) FDIC shall maintain its mortgages, deeds of trust, security agreement(s), UCC-1 filing(s) and/or other evidence of the secured nature of the Indebtedness.

1.   Miscellaneous.

     (a) Entire Agreement. This Agreement sets forth the entire understanding of the parties and is the final expression of the agreement among Obligors and FDIC. This Agreement may not be contradicted by evidence of any prior or contemporaneous oral statements. This Settlement Agreement may be modified only by a written amendment.

     (b) Recitals. The whereas clauses at the beginning of this Agreement are joint and several covenants, representations and warranties of Obligors to FDIC, and not mere recitals.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States of America to the maximum extent possible and otherwise by the internal laws of the State of Florida. Obligors shall not assert, commence or remove any claim or action relating to this Agreement other than before or to the United States District Court for the Northern District of Florida, Pensacola Division. Obligors consent to the jurisdiction of such court.

     (d) Jury Trial. Obligors and each of them waive any right to trial by jury with respect to any matter arising under this Agreement or under any document delivered in connection with this Agreement. This waiver is given separately by each Obligor and covers each instance and each issue as to which the right to jury trial would otherwise accrue. Obligors acknowledge that no representative or agent of FDIC has represented, expressly or otherwise, that FDIC will not enforce the foregoing waiver. FDIC may submit this Agreement to any court as conclusive evidence of this waiver and acknowledgment.

     (e) Interpretation. Obligors and their counsel have participated in the preparation of this Agreement, and therefore waive the benefit of any rule requiring resolution of ambiguities strictly against FDIC by reason of FDIC's preparation of the Agreement.

     (f) Attorney Fees. Obligors shall pay all fees and disbursements of any attorney engaged by FDIC by reason of any breach or threatened or reasonably anticipated breach of this Agreement by any Obligor.

     (g) Binding Effect. This Agreement shall bind and benefit Obligors and FDIC and their respective successors and assigns. References herein to "Obligors," "Guarantor" and "Borrower" mean both any of such parties and all of them. All obligations and agreements of Obligors, Guarantor and Borrower are joint and several.

     (h) Severability. Wherever possible, each provision of this Agreement shall be interpreted as valid under applicable law. If any provision in this Agreement or in any instrument or document delivered pursuant to this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions herein and therein shall not be affected or impaired.

     (i) Survival. All representations, warranties, covenants, and indemnities made by Obligors herein shall survive any performance, termination and expiration of this Agreement.

     (j) Counterparts. This Agreement may be executed in any number of counterparts, all of which together constitute one and the same i instrument.

     (k) No Third Party Beneficiaries. Except as provided in paragraph 2, no person or entity who is not a party to this Agreement shall have or enjoy any rights hereunder, and FDIC shall have no obligation hereunder to any third parties.

     (a) Criminal Restitution. Nothing in this Agreement waives or affects any rights FDIC may have to restitution, including any rights under the Victim Witness Protection Act

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BORROWER:                                 FDIC:



SUNMEDIA, INC.,                           FEDERAL DEPOSIT INSURANCE
A FLORIDA CORPORATION                     CORPORATION AS RECEIVER OF
                                          THE NATIONAL BANK OF
                                          WASHINGTON

By: /s/ John W. Biddinger
    -------------------------------

                                          By:
                                             --------------------------
Title:  President
      -----------------------------

                                         Title:
                                               ------------------------
 508-185-0233
-----------------------------------

Obligor Social Security Number or Employer
Identification Number

GUARANTOR:

SUNGROUP, INC.,
AN INDIANA CORPORATION



By: /s/ John W. Biddinger
    -------------------------------

Title:  President
      -----------------------------

  62-079-0469
-----------------------------------

Obligor Social Security Number or Employer
Identification Number

                                ACKNOWLEDGEMENT
                                ---------------



STATE OF TENNESSEE             )
                               )  SS
COUNTY OF                      )



     I, the undersigned, a Notary Public in and for the State of Tennessee, DO HEREBY CERTIFY THAT __________________, personally known to me to be the same person whose name is subscribed to the forgoing instrument, appeared before me this day in person and -acknowledged that as an authorized representative of SUNGROUP, INC., a Tennessee corporation ("SUNGROUP"), he/she signed and delivered the said instrument as his/her free and voluntary act and the free and voluntary act of SUNGROUP for the uses and purposes therein set forth.

     GIVEN UNDER my hand and official seal this ___________day of __________, 1995.

                                            _____________________________
                                            NOTARY PUBLIC

My commission expires:_________________

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF FLORIDA               )
                               )   SS
COUNTY OF _________            )



     I, the undersigned, a Notary Public in and for the State of Florida, DO HEREBY CERTIFY THAT ___________________, personally known to me to be the same person whose name is subscribed to the forgoing instrument, appeared before me this day in person and acknowledged that as an authorized representative of SUNMEDIA, INC., a Florida corporation ("SUNMEDIA"), he/she signed and delivered the said instrument as his/her free and voluntary act and the free and voluntary act of SUNMEDIA for the uses and purposes therein set forth.

     GIVEN UNDER my hand and official seal this ________ day of ___________, 1995.

                                         ____________________________
                                         NOTARY PUBLIC

My commission expires:___________________

                                ACKNOWLEDGEMENT

STATE OF ILLINOIS  )
                   )   SS
COUNTY OF COOK     )



     I, the undersigned, a Notary Public in and for the State of Florida, DO HEREBY CERTIFY THAT ____________________, personally known to me to be the same person whose name is subscribed to the forgoing instrument, appeared before me this day in person and acknowledged that as an authorized representative of THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER OF THE NATIONAL BANK OF WASHINGTON ("FDIC"), he/she signed and delivered the said instrument as his/her free and voluntary act and the free and voluntary act of FDIC for the uses and purposes therein set forth.

     GIVEN UNDER my hand and official seal this __________ day of __________, 1995.

                                            ________________________
                                            NOTARY PUBLIC

My commission expires:____________________

                                   EXHIBIT A

                                 Loan Documents
                                 --------------

1. Secured Term Loan Note, dated December 29, 1989, executed by SunMedia, Inc., a Florida corporation ("Borrower"), in the principal amount of $3,500,000 and made payable to The National Bank of Washington, Washington, D.C. ("NBW").

2. Mortgage and Security Agreement, dated December 22, 1989, and recorded in Official Records Book 2803, Page 119, of the Public Records of Escambia, Florida.

3.   Loan Agreement, dated December 22, 1989, executed by Borrower in favor of
NBW

4. Security Agreement, dated December 22, 1989, executed by Borrower in favor of NBW.

1. Unlimited Guaranty, dated December 29, 1989, SunGroup, Inc., a Tennessee corporation ("Guarantor") NBW.

Executed by in favor of

6. Pledge and Security Agreement, dated December 29, 1989, executed by Guarantor in favor of NBW.

7.   Subordination Agreement, dated December 29, 1989, executed by

Guarantor in favor of NBW.

8. UCC-1 Financing Statement, filed with the Florida Secretary of State. document number 950000077804.

9. UCC-3 Continuation Statement, filed with the Comptroller of Escambia County Florida, document number 00179750 in Official Records Book 3702, Page 583.

10. UCC-3 Continuation Statement, filed with the Comptroller of Escambia County Florida, document number 00179752, in Official Records Book 3702, Page 590.

                                   EXHIBIT B



                            Covenant Not To Execute
                            -----------------------

     This Covenant Not To Execute ("Covenant") is made and entered into this 29th day of December, 1995, between the FEDERAL DEPOSIT INSURANCE CORPORATION, AS RECEIVER OF THE NATIONAL BANK OF WASHINGTON, with an office at 500 West Monroe Street, Suite 3200, Chicago, Illinois 60661 ("FDIC") and SUNGROUP, INC., a Tennessee corporation, whose mailing address is 9102 N. Meridian Street, Suite 545, Indianapolis, Indiana 46260 ("SUNGROUP") and SUNMEDIA, INC., a Florida corporation, whose mailing address is 9102 N. Meridian Street, Suite 545, Indianapolis, Indiana 46260 ("SUNMEDIA").

     WHEREAS, on the 29th day of December, 1995, an agreed judgment for the sum of Five Million Two Hundred Eighty Seven Thousand Eight Hundred Ninety Two Dollars and 35/100 ($5,287,892.35) has or will be recovered by the FDIC jointly and severally against SunGroup and SunMedia in the action entitled Federal Deposit Insurance Corporation as Receiver of The National Bank of Washington vs. Sun Media, Inc.. et al., in the United States District Court for the Northern District of Florida, Pensacola Division, Case No. 95-30178RV (the "Judgment"); and

     WHEREAS, the Judgment remains unpaid and the FDIC has agreed to stay execution on the Judgment and to not record the Judgment; and

     WHEREAS, as a condition precedent to the FDIC's agreement to stay execution on the Judgment, SunGroup and SunMedia have concurrently with the execution of this Covenant, entered into a Settlement Agreement (the "Agreement") with the FDIC

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. Subject to all of the terms and conditions of the Agreement, and only so long as SunGroup and SunMedia are both in full compliance with the Agreement, FDIC covenants to take no action to execute on, or to satisfy, the Judgment or prosecute the Litigation, as that term is defined in the Agreement, provided, however, that the foregoing shall not apply to any knowing participation by SunGroup or SunMedia in any (i) violation of federal or state banking regulations or (ii) breach of fiduciary duty by bank directors or officers.

2. No provision of this Covenant can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

3. The parties hereto warrant and agree that the recitals set forth at the beginning of this Covenant are true.

4. This Covenant, in conjunction with the Agreement, sets forth the entire understanding of the parties concerning the Indebtedness, as that term is defined in the Agreement. This Covenant may not be contradicted by evidence of any prior or contemporaneous oral statements.

5. This Covenant shall be governed by and construed in accordance with the laws of the

United States of America to the maximum extent possible and otherwise by the internal laws of the State of Florida.

6. The parties and their counsel have participated in the preparation of this Covenant, and therefore waive the benefit of any rule requiring resolution of ambiguities strictly against the FDIC by reason of the FDIC's preparation of the Covenant.

7. Whenever possible, each provision of this Covenant shall be interpreted as valid under applicable law. If any provision in this Covenant is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions herein and therein shall not be affected or impaired.

8. This Covenant may be executed in any number of counterparts, all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Covenant as of the date first written above.

SUNGROUP, INC., A TENNESSEE               FEDERAL DEPOSIT INSURANCE
CORPORATION                               CORPORATION AS RECEIVER OF THE
                                          NATIONAL BANK OF WASHINGTON

By: /s/ John W. Biddinger
    -----------------------------

                                          By:
                                             ---------------------------
Title:  President
      ---------------------------

                                          Title:
                                                ------------------------


SUNMEDIA, INC., A FLORIDA
CORPORATION



By: /s/ John W. Biddinger
    -----------------------------

Title:  President
      ---------------------------

                                ACKNOWLEDGEMENT

STATE OF FLORIDA      )
                      ) SS
COUNTY OF __________  )

     I, the undersigned, a Notary Public in and for the State of Florida, DO HEREBY CERTIFY THAT __________________________, personally known to me to be the same person whose name is subscribed to the forgoing instrument, appeared before me this day in person and acknowledged that as an authorized representative of SUNMEDIA, INC., a Florida corporation ("SUNMEDIA"), he/she signed and delivered the said instrument as his/her free and voluntary act and the free and voluntary act of SUNMEDIA for the uses and purposes therein set forth.

      GIVEN UNDER my hand and official seal this _____ day of ____________, 1995.

                                            _____________________________
                                            NOTARY PUBLIC

My commission expires:______________

                                ACKNOWLEDGEMENT

STATE OF TENNESSEE    )
                      ) SS
COUNTY OF __________  )



     I, the undersigned, a Notary Public in and for the State of Tennessee, DO HEREBY CERTIFY THAT ______________________________, personally known to me to be the same person whose name is subscribed to the forgoing instrument, appeared before me this day in person and acknowledged that as an authorized representative of SUNGROUP, INC., a Tennessee corporation ("SUNGROUP"), he/she signed and delivered the said instrument as his/her free and voluntary act and the free and voluntary act of SUNGROUP for the uses and purposes therein set forth.

     GIVEN UNDER my hand and official seal this _____ day of ____________, 1995.

_____________________________
NOTARY PUBLIC

My commission expires: ___________________

                                ACKNOWLEDGEMENT

STATE OF ILLINOIS  )
                   ) SS
COUNTY OF COOK     )



     I, the undersigned, a Notary Public in and for the State of Florida, DO HEREBY CERTIFY THAT __________________________, personally known to me to be the same person whose name is subscribed to the forgoing instrument, appeared before me this day in person and acknowledged that as an authorized representative of THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER OF THE NATIONAL BANK OF WASHINGTON ("FDIC"), he/she signed and delivered the said instrument as his/her free and voluntary act and the free and voluntary act of FDIC for the uses and purposes therein set forth.

     GIVEN UNDER my hand and official seal this _____ day of ____________, 1995.



                                            ____________________________
                                            NOTARY PUBLIC

My commission expires: ______________

                                   EXHIBIT C

                         OBLIGOR FINANCIAL INFORMATION
                         -----------------------------

                                       89